SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  04-16-96





                  AMERON INTERNATIONAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Delaware                    1-9102           77-0100596
State or other jurisdiction    (Commission     (I.R.S. Employer
of Incorporation               File Number)    Identification No.)





245 South Los Robles Ave., Pasadena, California         91101
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code (818) 683-4000

                            AMERON, INC.
            (Former name, if changed since last report)

Item 5      OTHER EVENTS

The attached Certificate of Amendment of Certificate of Incorporation of Ameron, Inc. was filed with the Secretary of State of the State of Delaware on April 16, 1996.




















                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERON INTERNATIONAL CORPORATION


                                       /s/ Javier Solis
Date:  April 19, 1996                  By:   Javier Solis Senior Vice
                                       President and Secretary

                             CERTIFICATE OF AMENDMENT
                                        OF
                           CERTIFICATE OF INCORPORATION
                                        OF
                                   AMERON, INC.

                              A DELAWARE CORPORATION

Ameron, Inc., (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

     FIRST:     The Board of Directors of the Corporation adopted a
resolution setting forth and declaring a proposed amendment to the Certificate of Incorporation of the Corporation to be advisable and calling for consideration thereof by the stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article I thereof so that, as amended, said Article shall read as follows:

                          "ARTICLE I

                       Name of Corporation

     The name of this corporation is:  Ameron International Corporation"

     SECOND:     The stockholders of the Corporation considered and
voted, by a majority of the outstanding shares, unanimously in favor of the amendment.

     THIRD:     Said amendment was duly adopted in accordance with the
provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this 3rd day of April, 1996.

                      AMERON, INC., a Delaware Corporation

                      By:  /s/Javier Solis
                           Senior Vice President & Secretary